UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.         )

Filed by the Registrant  ☒                            Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

GW PHARMACEUTICALS PLC

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
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Explanatory Note: In connection with the solicitation of proxies with respect to the proposals set forth in the definitive proxy statement of GW Pharmaceuticals plc (“GW”) dated March 15, 2021, the following email was prepared for use by GW’s proxy solicitor, D.F. King.

Dear GW Pharmaceuticals plc Shareholder,

YOUR VOTE IS IMPORTANT

We are contacting you regarding the proposed acquisition of GW Pharmaceuticals plc (“GW”) by a wholly-owned subsidiary of Jazz Pharmaceuticals Public Limited Company (“Jazz”) (the “Proposed Transaction”), to be implemented by way of a court-sanctioned scheme of arrangement (the “Scheme of Arrangement”). Further details of the Proposed Transaction are set out in the Proxy Statement dated March 15, 2021, which has been separately sent to you and which is also published on the US Securities and Exchange Commission website at www.sec.gov and available for download at www.gwpharm.com/acquisition-by-jazz-pharmaceuticals.

GW has appointed D.F. King to provide assistance with its shareholder communications regarding the Proposed Transaction. Attached is the Letter of Authorisation confirming our appointment.

As mentioned in the Proxy Statement, the GW shareholder meetings to approve the Proposed Transaction will be held on April 23, 2021 and will consist of (1) a Court Meeting to consider and vote on the Scheme of Arrangement, which is convened with the permission of the High Court of England and Wales, and (2) a General Meeting of the GW shareholders to consider and vote on certain additional matters needed to implement the Proposed Transaction. As set out in the Proxy Statement, the GW board of directors unanimously recommends that you vote in favor of the resolutions to be proposed at the Court Meeting and General Meeting.

If you are a direct holder of GW ordinary shares, Link Group (as GW’s registrar) must receive your forms of proxy for the Court Meeting and the General Meeting by 2:00 p.m. and 2:15 p.m. (London time), respectively, on April 21, 2021.

If you are a holder of GW American Depositary Shares (“ADSs”), Citibank, N.A., as depositary, must receive your voting instructions for the Court Meeting and the General Meeting by 10:00 a.m. (New York time) on April 19, 2021.

Further details of how to return proxy votes or submit voting instructions are set out in the Proxy Statement.

D.F. King will be following up to answer any questions you may have around the Proposed Transaction. In the meantime, it would be greatly appreciated if you could let us know if you have any questions around the shareholder meetings or voting process, and whether you have any points you would like to raise with GW.

For your information, the ADS and ordinary share details are as follows:

Issuer	ISIN	Ticker
GW Pharmaceuticals plc	US36197T1034 (ADSs) GB0030544687 (Ords)	GWPH (ADSs) GWPRF (Ords)

In case you are not the right person to contact regarding the Proposed Transaction, it would be highly appreciated if you could forward this email to the responsible person or department.

Thank you in advance for your consideration,

Forward-Looking Statements

This communication contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 regarding GW and Jazz including, but not limited to, statements related to the proposed acquisition of GW and the anticipated timing for the completion thereof; statements regarding the expectations and beliefs of the board of directors of GW, GW management, the board of directors of Jazz or Jazz management and other statements that are not historical facts. You can generally identify forward-looking statements by the use of forward-looking terminology such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “explore,” “evaluate,” “intend,” “may,” “might,” “plan,” “potential,” “predict,” “project,” “seek,” “should,” or “will,” or the negative thereof or other variations thereon or comparable terminology. These forward-looking statements are based on each of the companies’ current plans, objectives, estimates, expectations and intentions and inherently involve significant risks and uncertainties, many of which are beyond GW’s or Jazz’s control. Actual results and the timing of events could differ materially from those anticipated in such forward-looking statements as a result of these risks and uncertainties, which include, without limitation, risks and uncertainties associated with GW’s and Jazz’s ability to complete the acquisition on the proposed terms or on the anticipated timeline, or at all, including: risks and uncertainties related to securing the necessary regulatory and shareholder approvals, the sanction of the High Court of Justice of England and Wales and satisfaction of other closing conditions to consummate the acquisition; the occurrence of any event, change or other circumstance that could give rise to the termination of the definitive transaction agreement relating to the acquisition; risks related to diverting the attention of GW and Jazz management from ongoing business operations; failure to realize the expected benefits of the acquisition; significant transaction costs and/or unknown or inestimable liabilities; the risk of shareholder litigation in connection with the acquisition, including resulting expense or delay; the risk that GW’s business will not be integrated successfully or that such integration may be more difficult, time-consuming or costly than expected; Jazz’s ability to obtain the expected financing to consummate the acquisition; risks related to future opportunities and plans for the combined company, including the uncertainty of expected future regulatory filings, financial performance and results of the combined company following completion of the acquisition; GW’s or the combined company’s dependence on the successful commercialization of Epidiolex or Epidyolex (the trade name for Epidiolex in Europe) and the uncertain market potential of Epidiolex/Epidyolex; pharmaceutical product development and the uncertainty of clinical success; the regulatory approval process, including the risks that GW or Jazz may be unable to submit anticipated regulatory filings on the timeframe anticipated, or at all, or that GW or the combined company may be unable to obtain regulatory approvals of any product candidates, including nabiximols and Epidiolex/Epidyolex for additional indications, in a timely manner or at all; disruption from the acquisition, making it more difficult to conduct business as usual or maintain relationships with customers, employees, distributors, suppliers or other third parties; effects relating to the announcement of the acquisition or any further announcements or the consummation of the acquisition on the market price of Jazz ordinary shares, GW American depositary shares or GW ordinary shares; the possibility that, if Jazz does not achieve the perceived benefits of the acquisition as rapidly or to the extent anticipated by financial analysts or investors, the market price of Jazz ordinary shares could decline; regulatory initiatives and changes in tax laws; market volatility; and other risks and uncertainties affecting GW and Jazz, including those described from time to time under the caption “Risk Factors” and elsewhere in GW’s and Jazz’s U.S. Securities and Exchange Commission (the “SEC”) filings and reports, including GW’s Annual Report on Form 10-K for the fiscal year ended December 31, 2020, Jazz’s Annual Report on Form 10-K for the fiscal year ended December 31, 2020, GW’s definitive proxy statement filed with the SEC on March 15, 2021 and future filings and reports by either company. In addition, while GW and Jazz expect the COVID-19 pandemic to continue to adversely affect their respective business operations and financial results, the extent of the impact on the combined company’s ability to generate sales of and revenues from its approved products, execute on new product launches, its clinical development and regulatory efforts, its corporate development objectives and the value of and market for its ordinary shares, will depend on future developments that are highly uncertain and cannot be predicted with confidence at this time. Moreover, other risks and uncertainties of which GW or Jazz are not currently aware may also affect each of the companies’ forward-looking statements and may cause actual results and the timing of events to differ materially from those anticipated. Readers of this communication are cautioned that forward-looking statements are not guarantees of future performance. The forward-looking statements made in this communication are made only as of the date hereof or as of the dates indicated in the forward-looking statements and reflect the views stated therein with respect to future events as at such dates, even if they are subsequently made available by GW or Jazz on their respective websites or otherwise. Except as otherwise required by law, neither GW nor Jazz undertakes any obligation, and each expressly disclaims any obligation, to update or supplement any forward-looking statements to reflect actual results, new information, future events, changes in its expectations or other circumstances that exist after the date as of which the forward-looking statements were made.

Additional Information and Where to Find It

In connection with the acquisition, GW filed a definitive proxy statement with the SEC on March 15, 2021. Each of GW and Jazz may also file other relevant documents with the SEC regarding the acquisition. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE PROXY STATEMENT (WHICH INCLUDES AN EXPLANATORY STATEMENT IN RESPECT OF THE SCHEME OF ARRANGEMENT OF GW IN ACCORDANCE WITH THE REQUIREMENTS OF THE UK COMPANIES ACT 2006) AND ANY OTHER RELEVANT DOCUMENTS THAT MAY BE FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY IF AND WHEN THEY BECOME AVAILABLE BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE ACQUISITION.

Investors and security holders may obtain free copies of the definitive proxy statement and other documents containing important information about GW, Jazz and the acquisition, once such documents are filed with the SEC, through the website maintained by the SEC at http://www.sec.gov. Copies of the documents filed with the SEC by GW will be available free of charge on GW’s website at https://www.gwpharm.com. Copies of the documents filed with the SEC by Jazz will be available free of charge on Jazz’s website at https://www.jazzpharma.com.

Participants in the Solicitation

GW, Jazz, their respective directors and certain of their executive officers and other employees may be deemed to be participants in the solicitation of proxies from GW’s security holders in connection with the acquisition. Information about GW’s directors and executive officers is set forth in GW’s proxy statement on Schedule 14A for its 2020 Annual General Meeting, which was filed with the SEC on April 7, 2020, and its Current Report on Form 8-K filed with the SEC on September 10, 2020 and subsequent statements of beneficial ownership on file with the SEC. Information about Jazz’s directors and executive officers is set forth in Jazz’s proxy statement on Schedule 14A for its 2020 Annual General Meeting, which was filed with the SEC on June 12, 2020 and subsequent statements of beneficial ownership on file with the SEC. Additional information regarding the persons who may, under the rules of the SEC, be deemed participants in the solicitation of GW’s security holders in connection with the acquisition, including a description of their direct or indirect interests, by security holdings or otherwise, is set forth in the definitive proxy statement.

No Offer Or Solicitation

This communication is not intended to and shall not constitute an offer to buy or sell or the solicitation of an offer to buy or sell any securities, or a solicitation of any vote or approval, nor shall there be any offer, solicitation or sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made in the United States absent registration under the U.S. Securities Act of 1933, as amended (“Securities Act”), or pursuant to an exemption from, or in a transaction not subject to, such registration requirements. The Jazz securities delivered in the acquisition are anticipated to be delivered in reliance upon an available exemption from such registration requirements pursuant to Section 3(a)(10) of the Securities Act.